Bartlett & Co.
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                         REGISTERED INVESTMENT ADVISORS

                                    BARTLETT

                                     MUTUAL

                                     FUNDS

                                   QUARTERLY

                                     REPORT


                             FOR THE QUARTER ENDED
                               SEPTEMBER 30, 1998

                                    BARTLETT
                                BASIC VALUE FUND

                                    BARTLETT
                            VALUE INTERNATIONAL FUND

                                    BARTLETT
                                  EUROPE FUND

                               PRESIDENT'S LETTER

To Our Shareholders:

The quarter ended September 30, 1998 was a turbulent one and was the worst quarter for US equity funds since the third quarter of 1990. According to Lipper Analytical Services, Inc. the average US stock fund lost 15% on a total return* basis compared to a 16% decline in 1990's third quarter.

Investors' anxieties and poor investment performance were not confined to US shares as virtually all of the markets abroad, whether in fledgling economies or in the more developed economies of Europe, also experienced double-digit declines. Within the US markets, one's performance had little to do with whether a value or growth discipline was followed, but hinged primarily upon whether the portfolio had representation in small-capitalization or large-capitalization issues. For instance, the Russell Mid-Cap Index produced a decline of 15% during the quarter, while the S&P 500 Index produced a decline of 9.95%. The Bartlett Basic Value Fund, being a multi-cap fund which incorporates small, medium and large issues into its investment discipline, encountered headwind due to the presence of such smaller securities.

The Bartlett Value International Fund experienced the woes of any fund that had exposure to emerging markets in Asia and Latin America and, of course, the European markets had a very strong overreaction to the economic collapse in Russia. While non-domestic equity investments have yet to attain the popularity that domestic equities have enjoyed, the portfolio managers of the Bartlett Europe Fund and the Bartlett Value International Fund continue to find compelling investment opportunities -- especially since the setback that these markets encountered over the summer.

On the following pages, the portfolio managers for the Funds discuss the quarter's performance, changes in the Fund portfolios' composition, and their investment outlook.

                                       Sincerely,



                                       /s/ Edward A. Taber, III
                                       ________________________
                                       Edward A. Taber, III
                                       President


November 3, 1998




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*Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

                               PERFORMANCE SUMMARY

Periods Ended September 30, 1998:

                                                   Cumulative                                       Average Annual
                                                  Total Return*                                      Total Return*
                                                ----------------         ---------------------------------------------------------
                                                                                                                           Since
                                                    3 Months              1 Year          5 Years         10 Years       Inception
                                                ----------------         ---------------------------------------------------------
                                                (Not Annualized)
Bartlett Basic Value Fund
  Class A (Inception 5/5/83)
  Excluding 4.75% front-end sales load               -15.21%              -7.73%          +13.49%          +11.38%        +11.89%
  Including 4.75% front-end sales load               -19.22%             -12.10%          +12.39%          +10.84%        +11.54%
  Class C (Inception 9/12/97)                        -15.35%              -8.48%             N/A              N/A          -4.75%
  Class Y (Inception 8/14/97)                        -15.17%              -7.43%             N/A              N/A          -1.24%

Bartlett Value International Fund
  Class A (Inception 10/6/89)
  Excluding 4.75% front-end sales load               -16.38%             -23.85%           +4.71%             N/A          +5.13%
  Including 4.75% front-end sales load               -20.37%             -27.48%           +3.70%             N/A          +4.57%
  Class C (Inception 7/23/97)                        -16.56%             -24.35%             N/A              N/A         -20.41%
  Class Y (Inception 8/14/97)                        -16.38%             -23.63%             N/A              N/A         -20.89%

Bartlett Europe Fund
  Class A (Inception 8/19/86)
  Excluding 4.75% front-end sales load               -13.04%             +14.17%          +17.56%           +9.33%         +8.36%
  Including 4.75% front-end sales load               -17.18%              +8.76%          +16.43%           +8.80%         +7.93%
  Class C (Inception 7/23/97)                        -13.40%             +13.33%             N/A              N/A         +12.40%
  Class Y (Inception 8/21/97)                        -12.96%             +14.76%             N/A              N/A         +18.59%

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*The performance tables and charts assume all dividends and distributions are reinvested at the net asset value on the reinvestment date and reflect the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Funds' total returns would have been slightly lower. A contingent deferred sales charge may be imposed under certain circumstances on Class A and C shares. Please refer to the prospectus for details.

This performance information represents past performance and is no guarantee of future results. Shares of these Funds are not bank deposits or obligations, nor are they insured or guaranteed by any bank, federal agency or government entity, including the Federal Deposit Insurance Corporation (FDIC). The principal value and investment returns of the Funds will fluctuate so that upon redemption you may receive more or less than your original investment.

For more information about your account or any of the Bartlett Mutual Funds' services, please call your financial advisor, or the Bartlett Mutual Funds at 800-800-3609 or 513-621-4612 in Cincinnati.

                            BARTLETT BASIC VALUE FUND

                                QUARTERLY REVIEW

Fear overcame greed in the third quarter as investors faced the first significant market decline in eight years. The steady and substantial rise of the market over the last two decades, and particularly the 1990's, has created extraordinary expectations among investors. The threat to those expectations from crumbling foreign economies, hedge fund blowups and the incipient signs of profit problems at American corporations has resulted in market volatility at a level that we have not seen in many years. In the heat of the indiscriminate selling, smaller companies once again suffered the brunt of the market impact. The broader market averages have recently recovered after a near 20% decline from their peaks in July, which approaches the average decline of 26% during the bear markets that we have experienced in this century. At this point, there are many investors who would be happy to settle for average.

Given the difficult economic conditions that are emerging, investors favored stocks with a domestic orientation whose products or services are fairly insensitive to the economy. This certainly was the case in our portfolios, as our three top performing holdings were Anheuser Busch (3.0%) (the parenthetical numbers represent the approximate percentage of the Fund's assets invested in that individual issue), UST, Inc. (2.2%) and Western Resources (3.3%). UST is the dominant company in the smokeless tobacco business, while Western Resources is an electric utility based in Kansas. Conversely, the three weakest stocks in the portfolio were Travelers Group (now Citigroup (2.7%)), Pioneer Standard Electronics (.5%) and AMR Corp (3.3%). This is not surprising, given that investment services, electronics and air transportation are more leveraged to economic and stock market conditions.

During the quarter we initiated positions in A.H. Belo (3.1%), Anheuser Busch and Molex (1.0%). A.H. Belo is a diversified national media company which owns seventeen television stations and six newspapers, most notably the Dallas Morning News. The stock has declined due to some weakness in advertising revenue. Anheuser Busch was one of the few large, stable demand companies that we could identify that was selling for a reasonable valuation. The company is becoming increasingly dominant in the global beer business. Molex manufactures interconnect devices for the electronics industry. This high quality company has been able to consistently gain market share versus its competitors because of its innovative new products and its ability to market these products to industry leaders. We also added to our positions in Lockheed Martin (2.7%), Charter One Financial (3.4%) and Travelers.

We eliminated a number of positions during the quarter. Triton Energy was sold when the auction of its oil properties did not bring the expected bids. This was a big disappointment. Upheaval in the oil markets and uncertainties in the political and economic regions in which these properties were located overwhelmed our previous assessment of the inherent worth of the company. Pitney Bowes reached our valuation target after a fairly long and successful holding period. York International, Archer Daniels Midland and Frontier Insurance were all sold due to deteriorating fundamentals which served to reduce our assessment of their intrinsic value.

We thank you for your continued support.

--James A. Miller, CFA, Portfolio Manager
--Woodrow H. Uible, CFA, Portfolio Manager

                               Asset Composition
                               September 30, 1998

                            [PIE CHART APPEARS HERE]

                            40% All Other Industries
                               10% Basic Industry
                                 21% Financial
                             23% Consumer Products
                              6% Cash Equivalents

                        BARTLETT VALUE INTERNATIONAL FUND

                                QUARTERLY REVIEW

Stock markets all over the world had a bad summer vacation, suffering from Russia's woes and growing concern about the overall health of the global economy. The dip spared no geographic area; the US market fell, along with the previously buoyant European region. The startlingly quick implosion of the Russian market and the crumbling of the hedge fund Long-Term Capital Management gave further evidence that financial markets are very vulnerable to bad news. The Asian crisis that began over a year ago has spread like a shadow over the rest of the world, darkening the optimism that drove corporate activity and equity markets. The more narrow Europe, Australia and Far East (EAFE) Index* fell 14.2% during the quarter, while the broader Morgan Stanley Capital International All Country ex US (MSCI AC ex US) Index+, which includes Canada and some emerging markets, fell 15.5%. The European region slipped further than Pacific region markets, breaking a pattern of outperformance over the last several quarters. Japan's market was weak, but actually did better than most others, probably because so much bad news has already been discounted into relatively lower valuations.

Bartlett Value International Fund fell by 16.4% in the quarter, reflecting the overall market weakness. The portfolio continues to have a relatively higher exposure to Pacific markets, including a market weighting in Japan, and lower investment in the European region. The European markets are showing cracks in the optimism that has come out of the progress to monetary union, and some stocks have dropped significantly on earnings disappointments. The region could continue to be weak simply because it has been perceived so positively and many portfolios are overweight. The Americas continue to suffer from a combination of commodity exposure and fears of Asian contagion, although actual economic conditions are reasonably good. Valuations in both Canada and Latin America are becoming compelling, but some stability needs to return to the global financial situation before stocks are attractive again.

We reduced exposure to some of the more cyclical stocks in the portfolio during the quarter, as the outlook has become more negative, and the potential to surface value in asset rich companies declined as market pessimism rose. Stocks that did relatively better in the quarter include Brambles Industries (2.9%) (the parenthetical numbers represent the approximate percentage of the Fund's assets invested in that individual issue), based in Australia, along with Secom (3.1%), a Japanese alarm and security services firm, and Pohang Iron & Steel (1.5%), based in Korea. Stocks that hurt performance included Michelin (2.3%), the French tire maker, on weaker than expected earnings, and New Holland (2.1%), a Dutch producer of agricultural machinery, on concerns that weak agricultural prices will negatively impact their sales.

Many changes will be confronting global equity markets over the next several months, including the transition to the single currency in Europe, changes in leadership in some of the world's biggest economies, a move to financial isolation by some countries, and the continued fallout from financial "accidents" created in a previously overconfident era. Much will depend on the decisions made by the US Federal Reserve Chairman, Alan Greenspan, about the direction of US short-term interest rates, along with Bundesbank and Japanese policy makers. Skill and creativity will be essential to guide the world's economy through the current reef of problems. The optimism that has carried US and European markets over the last couple of years has been severely eroded, increasing the diversification benefits of a more globally-oriented portfolio.

-- Madelynn M. Matlock, CFA, Portfolio Manager

                               Asset Composition
                               September 30, 1998

                            [PIE CHART APPEARS HERE]

                                   50% Europe
                               13% Other Pacific
                                   20% Japan
                            9% Latin America/Canada
                              8% Cash Equivalents

* The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.
+ The MSCI AC ex US Index is an unmanaged Index of common stocks of foreign companies from both the developed and the emerging markets, excluding the US. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

                              BARTLETT EUROPE FUND

                                QUARTERLY REVIEW

European investors entered the second half of the year in a buoyant mood encouraged by new highs in the US market for both bonds and equities. July's exuberance proved short-lived as cautious comments from Mr. Greenspan in his semi-annual testimony to Congress prompted profit taking, which accelerated as events unfolded through the quarter, especially in August. European fundamentals did not change dramatically during the period, but the problems in Southeast Asia and Japan showed little sign of resolution. Add to this, events in Russia, Venezuelan devaluation, Brazil's debt-funding problem and the emergence of over-leverage in the hedge fund Long-Term Capital Management ("LTCM") business, then weakness should have been expected. The contagion was most notably felt in the banking and insurance sectors which were certainly last year's stockmarket favorites. The falls in the financial sector were fairly indiscriminate. Institution after institution revealed the extent of their exposure to either Russia, Latin America or LTCM. There seemed little in the way of abatement of bearish sentiment during September as stockmarkets weighed up further high profile profit warnings. Not only have the markets continued downwards, but the intra-day volatility has increased, while volumes have remained subdued.

On a brighter note we can reaffirm the relative status of European markets in a global context. While earnings forecasts for this year and next have been reduced, they remain significantly higher than the global average. European bond markets have also continued to perform well, reaching all time lows in yield terms which should be considered supportive.

The question today is: healthy correction from extended valuation levels or the beginning of a bear market? Clearly inflation is a thing of the past and US interest rates have been cut twice in response to the global slowdown. Further monetary easing can be expected from other Central Banks, taking the Federal Reserve's lead, but only concerted and significant action will remedy the current situation.

We remain confident that the portfolio will continue to benefit on a relative basis from both good stock selection and top down asset allocation. The strong growth story of peripheral Europe is intact and the corporate restructuring theme continues to gather momentum in the core of France, Germany, Holland and Switzerland. The shorter-term direction of the market will be determined by global events rather than Euro-specific factors, but the longer-term safe haven attractions of the European markets for diversifying international investors are strong.

-- Neil Worsely, Co-portfolio Manager
-- William Lovering, Co-portfolio Manager


                               Asset Composition
                               September 30, 1998

                            [PIE CHART APPEARS HERE]

                                 34% Financial
                           9% Consumer, Non-cyclical
                             38% All Other Industry
                            15% Consumer, Cyclicals
                              4% Cash Equivalents

                             BARTLETT MUTUAL FUNDS


Bartlett Basic Value Fund
Seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks. Income is a secondary consideration.

Bartlett Value International Fund
Seeks capital appreciation by investing primarily in foreign equity securities. Income is a secondary consideration. Provides a means for individual and institutional investors to invest a portion of their assets outside the United States.

Bartlett Europe Fund
Seeks long-term growth of capital by investing primarily in equity securities of European issuers which the investment sub-adviser believes are undervalued and thus may offer above-average potential for capital appreciation.

This report is for the information of shareholders of Bartlett Mutual Funds. It is authorized for distribution only when it is preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

Investment Adviser                     Investment Sub-Adviser
      Bartlett & Co.                           to Europe Fund
      Cincinnati, OH                      Lombard Odier International
Distributor                               Portfolio Management Limited
      LM Financial Partners, Inc.         London, England
      Baltimore, MD


                                 Bartlett & Co.
--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT ADVISORS

               36 East Fourth Street, o Cincinnati, OH 45202-3896
                 513/621-4612 o 800/822-5544 o FAX 513/621-6462

                                                                         11/98